UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2014

3D Pioneer Systems, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-184026	27-1679428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22, Hanover Square, west Central, London, United Kingdom, W1S 1JP
(Address of principal executive offices, including zip code)

0044-203-700-8925
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events.

Alpha Build of Appaloza

On March 31, 2014, 3D Pioneer Systems, Inc., a Nevada corporation (the "Corporation"), issued a press release, as attached hereto as Exhibit 99.1, in regards to the alpha build of Appoloza.  Appaloza is being created as a proprietary "E-Commerce Cloud Marketplace" and 3D printing application, to provide designers and customers with a secure repository and virtual marketplace to store, edit, buy and sell original 3D designs. A preview of Appaloza can be found at www.appaloza.com.

The Alpha build of Appaloza will focus on testing and user feedback on the primary functionality of the streaming printing and intellectual property rights protection. Ecommerce transactions and financial services will follow in the Beta and final stages of release.

 Item 9.01                          Financial Statements and Exhibits

(d) Exhibits.

Ex. 99.1	Press Release regarding Alpha Build of Appaloza, dated March 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Alexandros Tsingos
Alexandros Tsingos, CEO

Dated: March 31, 2014